UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 31, 2008
Date of Report (Date of earliest event reported)

Graybar Electric Company, Inc.
(Exact name of registrant as specified in its charter)

New York	000-00255	13-0794380
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

34 North Meramec Avenue, St. Louis, MO	63105
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including	314-573-9200
area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 31, 2008, Graybar Electric Company, Inc. announced the election of Matthew W. Geekie as a director of the Company and as Senior Vice President, Secretary and General Counsel, effective August 1, 2008. Mr. Geekie will serve on the Executive and Audit Committees of the Board of Directors. He will receive typical director fees for his service as a director, as set forth in the Company’s information statement that is filed with the SEC in connection with its annual meeting of stockholders.

Mr. Geekie succeeds Thomas F. Dowd, who, as previously announced, is retiring effective August 1, 2008.

A press release announcing Mr. Geekie’s election is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits (d) Exhibits See exhibit index.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Graybar Electric Company, Inc.

Date:	July 31, 2008	/s/ T. F. Dowd
(Signature)

T. F. Dowd
(Name of signing officer)

Vice President, Secretary and
General Counsel
(Title)

EXHIBIT INDEX

Exhibit No. Description

99.1 Press Release issued by Graybar Electric Company, Inc. on July 31, 2008.

Exhibit 99.1

Contact: Dawn Ouchi, 314-573-6287

Graybar Appoints Geekie Senior Vice President, Secretary and General Counsel

     ST. LOUIS, July 31, 2008 — Graybar, a leading distributor of electrical, communications and security products and related supply-chain management and logistics services, has announced the appointment of Matthew W. Geekie as senior vice president, secretary and general counsel, effective Aug. 1.

     In his new capacity, Geekie will lead Graybar’s legal department and serve on the Company’s Board of Directors. Additionally, he is responsible for risk management. He replaces Thomas F. Dowd, who retired after 11 years of service with Graybar. Geekie reports to Graybar Chairman, President and CEO Robert A. Reynolds Jr.

     “We are extremely pleased to have Matt join us as general counsel and as the newest member of the Graybar Board of Directors,” said Reynolds. “Matt’s wealth of experience and legal knowledge makes him an excellent addition to our senior management team.”

     Geekie has more than 20 years of legal experience. Prior to joining Graybar in February as deputy general counsel, he served as general counsel and secretary at XTRA Corporation, a Berkshire Hathaway company. He has also served as assistant general counsel at Emerson Process Management. He holds a B.A. in History and a law degree, both from St. Louis University.

About Graybar

Graybar, a Fortune 500 corporation and one of the largest employee-owned companies in North America, is a leader in the distribution of high-quality electrical, telecommunications and networking products, and an expert provider of related supply-chain management and logistics services. Through its network of more than 250 North American distribution facilities, it stocks and sells products from thousands of manufacturers, serving as the vital link to hundreds of thousands of customers. For more information, visit www.graybar.com or call 1-800-GRAYBAR.